UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 29, 2003

                                 ---------------

                                   LION, INC.
             (Exact name of registrant as specified in its charter)

                                 ---------------

         WASHINGTON                    0-25159                  91-2094375
(State or other jurisdiction  (Commission file number)        (IRS employer
      of incorporation)                                   identification number)


   4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                        98116
   (Address of principal executive offices)                     (Zip code)


           Registrant's telephone, including area code (206) 577-1440


                                       N/A
          (Former name or former address, if changed since last report)

                                   LION, INC.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 29, 2003, LION, Inc. issued a press release announcing its preliminary financial results for the second quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7.   EXHIBITS

EXHIBIT NO.    DESCRIPTION

99.1 Press release issued July 29, 2003, announcing earnings for Second Quarter Ended June 30, 2003

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                  (Registrant)



DATE: July 29, 2003                    BY: /s/Dave Stedman
                                           -------------------------------------
                                           Dave Stedman
                                           President and Chief Executive Officer


                                       3